$642MM (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2003-6
                                    (Issuer)

                Mortgage Asset Securitization Transactions, Inc.
                                  (Depositor)

                     UBS Warburg Real Estate Securities Inc.
                                  (Transferor)

                        Wells Fargo Bank Minnesota, N.A.
                               (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2003-6


                       Initial
                     Certificate
                      Principal                                                                                        Expected
                      Balance or                                                  Initial W.A                       Initial Rating
                   Notional Amount    Initial Pass-                                Months to          W.A. Reset       of Offered
   Class                (1)(2)        Through Rate        Principal Types            Reset              Margin       Certificates(3)
   -----                ------        ------------        ---------------            -----              ------       ---------------
  Offered
Certificates

Class 1-A-1       $  [40,000,000]    [2.540]%(4)         Senior, Pass-Through          35              [2.000] %          AAA
Class 1-A-1X      $  [40,000,000]    [1.835]%(5)         Senior, Notional IO           35              [2.000] %          AAA
Class 1-A-2       $  [27,000,000]    [3.134]%(6)         Senior, Pass-Through          35              [2.000] %          AAA
Class 1-A-2X      $  [27,000,000]    [1.241]%(7)         Senior, Notional IO           35              [2.000] %          AAA
Class 2-A-1       $ [162,000,000]    [5.199] %(8)        Senior, Pass-Through          58              [1.740] %          AAA
Class 2-A-2       $   [3,000,000]    [5.635] %(9)        Senior, Pass-Through          58              [1.740] %          AAA
Class 2-A-X       $      (10)        [0.436] %(11)       Senior, Notional IO           N/A             N/A                AAA
Class 3-A-1       $ [134,000,000]    [4.875] %(12)       Senior, Pass-Through          59              [1.875] %          AAA
Class 4-A-1       $  [20,000,000]    [5.000] %(13)       Senior, Pass-Through          119             [1.875] %          AAA
Class 4-A-X       $      (10)        [0.350] %(14)       Senior, Notional IO           N/A             N/A                AAA
Class 4-A-2       $  [34,000,000]    [5.350] %(15)       Senior, Pass-Through          119             [1.875] %          AAA
Class 5-A-1       $  [57,000,000]    [4.108] %(16)       Senior, Pass-Through          35              [1.728] %          AAA
Class 5-A-X       $      (10)        [1.091] %(17)       Senior, Notional IO           N/A             N/A                AAA
Class 6-A-1       $ [104,000,000]    [5.514] %(18)       Senior, Pass-Through          59              [2.005] %          AAA
Class 7-A-1       $  [40,000,000]    [5.266] %(19)       Senior, Pass-Through          35              [2.000] %          AAA
Class 7-A-2       $  [42,000,000]    [3.865] %(20)       Senior, Pass-Through          35              [2.000] %          AAA
Class 7-A-X       $      (10)        [1.401] %(21)       Senior, Notional IO           N/A             N/A                AAA
Class 8-A-1       $  [92,000,000]    [4.588] %(22)       Senior, Pass-Through          59              [2.000] %          AAA
Class 8-A-X       $      (10)        [0.826] %(23)       Senior, Notional IO           N/A             N/A                AAA
Class 9-A-1       $     [TBA]        [TBA] %(24)         Senior, Floater               TBA             [TBA ] %           TBA
Class A-R         $      100         [4.375] %(25)       Senior, Residual              N/A             N/A                AAA
Class B-1         $  [23,000,000]    [5.298] %(26)       Subordinate                   55              [2.107] %          AA
Class B-2         $  [10,500,000]    [5.298] %(26)       Subordinate                   55              [2.107] %          A
Class B-3         $   [6,900,000]    [5.298] %(26)       Subordinate                   55              [2.107] %          BBB
Class 9-M-1       $     [TBA]        [TBA] %(24)         Mezzanine, Floater            TBA             [TBA ] %           TBA
Class 9-M-2       $     [TBA]        [TBA] %(24)         Mezzanine, Floater            TBA             [TBA ] %           TBA


Non-Offered
Certificates

Class B-4         $   [4,000,000]    [5.298] %(26)       Subordinate                   55              [2.107] %          BB
Class B-5         $   [4,800,000]    [5.298] %(26)       Subordinate                   55              [2.107] %          B
Class B-6         $   [3,200,000]    [5.298] %(26)       Subordinate                   55              [2.107] %          NR


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) A description of the ratings of the offered certificates is set forth under the heading " Ratings" in the prospectus supplement.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date through and including the distribution date in October 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.835]%. The pass-through rate for the Class 1-A-1 certificates for each distribution date following the distribution date in October 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.25]%.

(5) The pass-through rate for the Class 1-A-1X certificates for each distribution date through and including the distribution date in October 2006 will be a per annum rate equal to [1.835]%. The pass-through rate for the Class 1-A-X certificates for each distribution date following the distribution date in October 2006 will be a per annum rate equal to [0.25]%.

(6) The pass-through rate for the Class 1-A-2 certificates for each distribution date through and including the distribution date in October 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.24128]%. The pass-through rate for the Class 1-A-2 certificates for each distribution date following the distribution date in October 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.25]%.

(7) The pass-through rate for the Class 1-A-2X certificates for each distribution date through and including the distribution da te in October 2006 will be a per annum rate equal to [1.24128]%. The pass-through rate for the Class 1-A-2X certificates for each distribution date following the distribution date in October 2006 will be a per annum rate equal to [0.25]%.

(8) The pass-through rate for the Class 2-A-1 certificates for each distribution date through and including the distribution date in September 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.435931]%. The pass-through rate for the Class 2-A-1 certificates for each distribution date following the distribution date in September 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.461]%.

(9) The pass-through rate for the Class 2-A-2 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(10)  The Classes 1-A-1X, 1-A-2X, 2-A-X, 4-A-X, 5-A-X, 7-A-X and 8-A-X
      certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on their respective notional amounts.

(11) The pass-through rate for the Class 2-A-X certificates for each distribution date through and including the distribution date in September 2008 will be a per annum rate equal to [0.435931]%. The pass-through rate for the Class 2-A-X certificates for each distribution date following the distribution date in September 2008 will be a per annum rate equal to [0.461]%.

(12) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(13) The pass-through rate for the Class 4-A-1 certificates for each distribution date through and including the distribution date in October 2013 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan gr oup, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.35]%. The pass-through rate for the Class 4-A-1 certificates for each distribution date following the distribution date in October 2013 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.125]%.

(14) The pass-through rate for the Class 4-A-X certificates for each distribution date through and including the distribution date in October 2013 will be a per annum rate equal to 0.35%. The pass-through rate for the Class 4-A-X certificates for each distribution date following the distribution date in October 2013 will be a per annum rate equal to 0.125%.

(15) The pass-through rate for the Class 4-A-2 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(16) The pass-through rate for the Class 5-A-1 certificates for each distribution date through and including the distribution date in October 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.090935]%. The pass-through rate for the Class 5-A-1 certificates for each distribution date following the distribution date in October 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.272]%.

(17) The pass-through rate for the Class 5-A-X certificates for each distribution dat e through and including the distribution date in October 2006 will be a per annum rate equal to [1.090935]%. The pass-through rate for the Class 5-A-X certificates for each distribution date following the distribution date in October 2006 will be a per annum rate equal to [0.272]%.

(18) The pass-through rate for the Class 6-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(19) The pass-through rate for the Class 7-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seven th loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(20) The pass-through rate for the Class 7-A-2 certificates for each distribution date through and including the distribution date in October 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seventh loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.4009]%. The pass-through rate for the Class 7-A-2 certificates for each distribution date following the distribution date in October 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seventh loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the mont h immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.25]%.

(21) The pass-through rate for the Class 7-A-X certificates for each distribution dat e through and including the distribution date in October 2006 will be a per annum rate equal to [1.4009]%. The pass-through rate for the Class 7-A-X certificates for each distribution date following the distribution date in October 2006 will be a per annum rate equal to [0.25]%.

(22) The pass-through rate for the Class 8-A-1 certificates for each distribution date through and including the distribution date in October 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the eighth loan group, weighted on the basis of the outstanding principal balances of the loans in the eighth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.825758]%. The pass-through rate for the Class 8-A-1 certificates for each distribution date following the distribution date in October 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the eighth loan group, weighted on the basis of the outstanding principal balances of the loans in the eigh th loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(23) The pass-through rate for the Class 8-A-X certificates for each distribution dat e through and including the distribution date in October 2008 will be a per annum rate equal to [0.825758]%. The pass-through rate for the Class 8-A-X certificates for each distribution date following the distribution date in October 2008 will be a per annum rate equal to [0.00]%.

(24)  TBA

(25) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(26) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group (other than the seventh loan group) as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group (other than the seventh loan group).

                                    SUMMARY


Relevant Parties

  Issuer.................... MASTR Adjustable Rate Mortgages Trust 2003-6. The
                             trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, and JPMorgan Chase Bank, as trustee.

  Depositor................. Mortgage Asset Securitization Transactions, Inc., a
                             Delaware corporation. The depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The Depositor" in the prospectus.

  Master Servicer........... Wells Fargo Bank Minnesota, N.A., a national banking association. The master servicer's principal office is located at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and the Servicers--The Master Servicer" in the prospectus supplement.

  Transferor................ UBS Warburg Real Estate Securities Inc. The
                             transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

  Trustee................... JPMorgan Chase Bank, a New York banking corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York, New York 10004-2477. See "The Pooling and Servicing Agreement--The Trustee" in the prospectus supplement.


Relevant Dates

  Cut-Off Date.............. November 1, 2003.

  Closing Date.............. On or about November 26, 2003.

  Investor Settle Date...... On or about November 28, 2003.

  Distribution Date......... The 25th day of each month or, if that day is not a business day, the next business day, beginning in December 2003.

  Servicer Remittance Date.. For each servicer the 18th day (or, in the case of
                             Washington Mutual Mortgage Securities Corp., the 24th day) of each month (or, if that day is not a business day, for Washington Mutual Mortgage Securities Corp., the immediately preceding business day, or for any other servicer, the immediately following business day).

  Interest Accrual Period... For each class of certificates, the calendar month immediately prior to the month in which the relevant distribution date occurs.

Optional Termination........ The master servicer may, at its option, repurchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement.......... Credit enhancements may reduce the harm caused to holders of certificates by shortfalls in payments collected on the loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                             Subordination. The group 1, group 2, group 3, group 4, group 5, group 6, group 7 and group 8 senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3, group 4, group 5, group 6, group 7 and group 8 mortgage loans, other than certain excess losses, prior to other classes of certificates.

                             In addition to the subordination structure described above, the credit enhancement for the group 9 certificates will also consist of excess interest and overcollateralization. The overcollateralization amount is the excess of the aggregate principal bala nce of the loans in loan group 9 over the aggregate principal balances of the group 9 certificates. Generally, because more interest is required to be paid by the borrowers on group 9 loans than is necessary to pay the interest accrued on the group 9 certificates and the expenses of the trust fund allocable to such certificates, there is expected to be excess interest each month. If the overcollateralization amount is reduced below the specified overcollateralization amount as a result of losses on the group 9 loans, the trust fund will apply some or all of this excess interest as principal payments on the group 9 certificates until the specified overcollateralization amount is reached, resulting in a limited acceleration of principal of the group 9 certificates relative to the group 9 loans. This acceleration feature is intended to restore overcollateralization. Once the required level of overcollateralization is restored, the acceleration feature will cease, unless it becomes necessary again to maintain the required level of overcollateralization. The actual level of overcollateralization may increase or decrease over time based upon whether the specified overcollateralization amount has been reached. This could result in a temporarily faster or slower amortization of the group 9 certificates.

Last Scheduled
Distribution Date .......... December 25, 2033

Collateral.................. The Trust's main source of funds for making distributions on the certificates will be collections on nine pools of closed-end, adjustable - rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status.................. Elections will be made to treat the assets of the trust as three separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC.

ERISA Considerations........ If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

                    MARM 03-6 PRELIMINARY COLLATERAL SUMMARY


----------------------------------------------------------------------------------------------------------------------------
                                GROUP 1              GROUP 2              GROUP 3            GROUP 4              GROUP 5
----------------------------------------------------------------------------------------------------------------------------
Appx.Total Balance          $75,000,000         $184,954,669         $150,000,000        $60,000,000          55,868,000
Avg Balance                         N/A             $520,999                  N/A                N/A             313,865
WA Gross Rate                     4.625                5.953                5.125              5.600               5.378
WA Net Rate                       4.375                5.635                4.875               5.35               5.128
WA Roll                              35                   58                   59                119                  35
WA Gross Margin                   2.250                2.521                2.250              2.250               2.250
WA First Rate Cap                 2.000                5.000                5.000              5.000               5.000
WA Max Rate                       9.625               11.062               10.125             10.075              11.378
WA FICO                             715                  708                  715                735                 709
WA Orig LTV                          75                   76                   70                 70                  77
CA %                                 55                   70                   65                 70                  49
Prepay %                              0                    6                    0                  0                  15
Full Doc %                          N/A                   21                  N/A                N/A                  25
IO %                                 30                   81                   40                 40                  83
WA Rem Term                         359                  358                  359                359                 359
----------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                GROUP 6              GROUP 7              GROUP 8          GROUP 1-8             GROUP 9
------------------------------------------------------------------------------------------------------------------------
Appx.Total Balance          115,000,000           91,000,000          102,000,000       $833,822,669          60,199,883
Avg Balance                     201,884              344,545              521,087                N/A             292,232
WA Gross Rate                     5.783                5.516                5.663              5.514               6.345
WA Net Rate                       5.482                5.158                5.288              5.215                5.94
WA Roll                              59                   35                   59                 57                  35
WA Gross Margin                   2.253                2.251                2.250              2.311               3.712
WA First Rate Cap                 5.005                4.992                5.000              4.730               3.303
WA Max Rate                      10.793               11.513               10.663             10.678              11.679
WA FICO                             708                  710                  704                712                 692
WA Orig LTV                          78                   77                   77                 75                  80
CA %                                 43                   71                   73                 63                  44
Prepay %                             13                    8                    8                  6                  28
Full Doc %                           29                   17                   19                N/A                  11
IO %                                 83                   88                   78                 67                  43
WA Rem Term                         359                  359                  359                359                 356
------------------------------------------------------------------------------------------------------------------------


*  Group 9 will not be crossed and has not been offered yet.

** Most of the loans in this deal have not settled yet. The collateral averages above are only estimates and will change.